UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 19, 2009

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001–33392	20–5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 656–3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 19, 2009, NYSE Euronext, a Delaware corporation (“NYX”), entered into an amendment (the “Amendment”) to the Shareholders’ Agreement dated June 24, 2008 (the “Shareholders’ Agreement”) with Qatar Holding (“QH”), the strategic and direct investment arm of Qatar Investment Authority, a Qatar governmental entity (“QIA”). The amended Shareholders’ Agreement represents a strategic partnership between NYX and the State of Qatar to establish the Qatar Exchange (the successor to the Doha Securities Market (“DSM”)).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders Agreement and the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1. The Shareholders’ Agreement was attached as exhibit 10.5 to NYX’s Form 10-Q for the fiscal quarter ended June 30, 2008 which was filed on August 13, 2008.

ITEM 8.01	OTHER EVENTS.

The Qatar Exchange, as the successor to the DSM, will continue to provide a market for cash equities, and the aim of management is also to create a new derivatives market. NYX has agreed to contribute US$200 million in cash to acquire a 20% ownership interest in the Qatar Exchange. As previously announced by NYX, US$40 million of the US$200 million investment was paid upon closing on June 19, 2009 and generally, the remaining US$160 million is to be paid in four equal installments on each of the next four anniversaries of the closing date. QIA will retain the remaining 80% ownership of the Qatar Exchange through QH, and the current DSM, including approximately US$200 million in cash, will be transferred to the new Qatar Exchange.

In addition, the Qatar Exchange will adopt the latest NYX trading and network technologies and NYX will provide certain management services to the Qatar Exchange at negotiated rates.

Further, on June 19, 2009, NYX and QH issued a joint press release announcing the signing of formal terms of the strategic partnership and jointly participated in a press briefing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to the Shareholders’ Agreement relating to Qatar Securities Market dated June 19, 2009 between NYSE Euronext and Qatar Investment Authority.

99.1	Press Release, dated June 19, 2009, entitled “The State of Qatar launches ‘Qatar Exchange’ as it signs today formal terms of strategic partnership with NYSE Euronext”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext

Dated: June 25, 2009	By	/s/ Michael S. Geltzeiler
Michael S. Geltzeiler
Group Executive Vice President & Chief Financial Officer